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                                                                   EXHIBIT 10.41




                   AGREEMENT FOR PURCHASE AND SALE OF LICENSES

               This Agreement for Purchase and Sale of Licenses (the "Agreement") is entered into as of July 30, 2001 (the "Effective Date") by and among Leap Wireless International, Inc., a Delaware corporation ("Leap"), Cricket Licensee IX, Inc., a Delaware corporation and wholly-owned subsidiary of Leap ("Cricket," and together with Leap, "Sellers"), and Cingular Wireless LLC, a Delaware limited liability company ("Buyer").

               WHEREAS, Leap and Cricket have acquired the authorizations of the Federal Communications Commission (the "FCC") to construct and operate personal communication services ("PCS") wireless telecommunications systems ("Systems") in the Basic Trading Areas ("BTAs") as described on the attached Exhibit A (referred to herein as the "Provo License", the "Salt Lake City License", or collectively, the "Licenses");

               WHEREAS, Sellers desire to sell, assign and transfer to Buyer, and Buyer desires to purchase from Sellers, the Licenses on the terms and subject to the conditions set forth herein; and

               WHEREAS, the prior consent of the FCC to the transfer of the Licenses from Sellers to Buyer is required, and the parties intend that the transfer of the Licenses contemplated by this Agreement will be consummated only if such FCC consent to transfer is obtained.

               NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, do hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

                1.1 Definitions. In this Agreement, the following terms have the meanings specified or referred to in this Section 1.1 and shall be equally applicable to both the singular and plural forms. Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof and by this Agreement.

               "Affiliate" of a Person shall mean: (i) any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person (including, with respect to Buyer, each of its members) or (ii) any other Person in which such Person beneficially owns a majority of the outstanding capital stock or equity interests.

               "Communications Act" means the Communications Act of 1934, as amended.

               "Court Order" means any judgment, order, award or decree of any foreign, federal, state, local or other court or tribunal and any award in any arbitration proceeding.


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               "Encumbrance" means any lien (including, without limitation, any tax lien), claim, charge, security interest, mortgage, pledge, easement, right of first offer or first refusal, conditional sale or other title retention agreement, defect in title, covenant or other restriction of any kind.

               "Expenses" means any fees or expenses incurred in connection with investigating, defending or asserting any claim, action, suit or proceeding incident to any matter indemnified against under Article X hereunder (including, without limitation, court filing fees, court costs, arbitration fees or costs, witness fees, and reasonable fees and disbursements of legal counsel, investigators, expert witnesses, consultants, accountants and other professionals).

               "FCC Consent" means the consent of the FCC to the assignment of the Licenses described herein from Sellers to Buyer.

               "Final Order" means an action taken or order issued by the applicable Governmental Body as to which (i) no request for stay of the action or order is pending, no such stay is in effect, and, if any deadline for filing any such request is designated by statute or regulation, it is passed; (ii) no petition for rehearing or reconsideration of the action or order, or protest of any kind, is pending before the Governmental Body and the time for filing any such petition or protest is passed; (iii) the Governmental Body does not have the action or order under reconsideration or review on its own motion and the time for such reconsideration or review has passed; and (iv) the action or order is not then under judicial review, there is no notice of appeal or other application for judicial review pending, and the deadline for filing such notice of appeal or other application for judicial review has passed.

               "Governmental Body" means any foreign, federal, state, local or other governmental authority or regulatory body.

               "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

               "HSR Approval" means the expiration or termination of the applicable waiting period under the HSR Act.

               "Losses" means any loss, cost, obligation, liability, settlement payment, award, judgment, fine, penalty, damage, expense, deficiency or other charge.

               "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or Governmental Body.

               "Requirements of Laws" means any foreign, federal, state and local laws, statutes, regulations, rules, codes or ordinances enacted, adopted, issued or promulgated by any Governmental Body or common law that is applicable to the Licenses, the transactions contemplated in this Agreement or any material aspect of such transactions.


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                                  ARTICLE II.
                                PURCHASE AND SALE

                2.1 Purchase of Licenses. On the Closing Date, upon the terms and subject to the representations, warranties and conditions of this Agreement, Sellers shall sell, transfer, convey, assign, and deliver to Buyer, and Buyer shall purchase and accept from Sellers, all of Sellers' right, title and interest in and to the Licenses, free and clear of all Encumbrances.

                2.2 Purchase Price Payable at Closing. The aggregate purchase price (the "Purchase Price") for the Licenses shall be One Hundred Forty Million Dollars ($140,000,000.00). At the Closing, in exchange for the Licenses, Buyer shall pay and deliver to Sellers by wire transfer of immediately available funds to an account designated by Leap, an amount equal to the difference of (i) the Purchase Price less (ii) the amount of any payment to be made by Buyer directly to Century Personal Access Network, Inc., a Delaware corporation and wholly-owned subsidiary of Centurytel, Inc. ("CPAN"), pursuant to Section 2.3 below. The Purchase Price shall be allocated between the Licenses as provided in
Schedule 2.2.

                2.3 Release of Security Interest. Leap has granted to CPAN a security interest in all of the issued and outstanding shares of Cricket pursuant to the terms of a Promissory Note (the "CPAN Note") and Stock Pledge Agreement dated April 6, 2001 (the "CPAN Security Agreement") to secure a debt unrelated to the Licenses (the "CPAN Security Interest"). In the event Leap has not obtained a full release of the CPAN Security Interest prior to the Closing, then at least five (5) business days prior to the Closing Date, Leap shall provide Buyer with instructions to pay directly to CPAN that portion of the Purchase Price (but in no event shall such amount exceed the Purchase Price) necessary to cause CPAN's full release of the CPAN Security Interest at the Closing. Such instructions shall include wire transfer instructions to an account designated by CPAN. At the Closing, Buyer shall deliver to CPAN by wire transfer of immediately available funds the payment contemplated by this Section 2.3.

                2.4 Excluded Liabilities. Buyer hereby agrees to pay, perform and discharge, when due and payable, all of the obligations and liabilities incurred on or after the Closing Date by Buyer arising out of or resulting from Buyer's ownership and operation of the Licenses. Buyer shall not assume, or otherwise be responsible for any liabilities, obligations, taxes or indebtedness of Sellers or any of their Affiliates, whether direct or indirect, liquidated or unliquidated, known or unknown, whether accrued, absolute, contingent, matured, unmatured or otherwise, and whether arising out of occurrences prior to, at or after the date hereof (collectively, the "Excluded Liabilities").

                                  ARTICLE III.
                                     CLOSING

                3.1 Closing. The closing of the transfer of the Licenses (the "Closing") shall occur at the offices of Buyer at 10:00 A.M., local time, on a date to be specified by Buyer to Leap, which closing date will not be more than ten (10) business days after the date on which the FCC, and all other state and federal regulatory authorities with jurisdiction over the Licenses or any material aspect of the transactions contemplated in this Agreement, if any, shall have



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consented to the transfer of the Licenses from Cricket and Leap to Buyer by
Final Order, and subject in all respects to the fulfillment or waiver of the parties' respective conditions to closing set forth in Article VIII and Article IX, or such other time and place as the parties may agree (such date, the "Closing Date").

                3.2 Closing Deliveries of Buyer. Subject to fulfillment or waiver of the conditions set forth in Article VIII, at the Closing, Buyer shall deliver to Leap all of the following:

                (a) Immediately available funds in the amount described in
Section 2.2 in accordance with the payment instructions to be provided by Sellers to Buyer prior to the Closing;

                (b) A certificate of good standing of Buyer issued within thirty
(30) days prior to the Closing Date by the Secretary of State of the State of Delaware;

                (c) A certificate of the manager or managing members of Buyer dated as of the Closing Date, as to the action by the members of Buyer authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby; and

                (d) A certificate of a manager or the managing member of Buyer, dated the Closing Date, certifying that as of such Closing Date, (i) each representation and warranty of Buyer contained in this Agreement is true and correct in all material respects, and if any such representation or warranty of Buyer is not true or correct in all material respects as of such Closing Date, such certificate shall include an attached schedule describing in reasonable detail any and all such inaccuracies, and (ii) Buyer has complied in all material respects with all of its obligations under this Agreement.

                3.3 Closing Deliveries of Cricket and Leap. Subject to fulfillment or waiver of the conditions set forth in Article IX, at the Closing, Sellers shall deliver to Buyer all of the following:

                (a) A certificate of an officer of each of Cricket and Leap, dated the Closing Date, certifying that as of such Closing Date, (i) each representation and warranty of Cricket or Leap, as the case may be, contained in this Agreement is true and correct in all material respects, and if any such representation or warranty of Cricket or Leap, as the case may be, is not true or correct in all material respects as of such Closing Date, such certificate shall include an attached schedule describing in reasonable detail any and all such inaccuracies, and (ii) Cricket or Leap, as the case may be, has complied in all material respects with all of its obligations under this Agreement;

                (b) A certificate of the Secretary of each of Cricket and Leap dated as of the Closing Date, as to the resolutions of the Board of Directors of Cricket or Leap authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby;


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                (c) An executed assignment and assumption agreement transferring the Licenses to Buyer, in the form set forth on Exhibit B attached hereto; and

                (d) An opinion of Sellers' legal counsel, dated as of the Closing Date, covering the matters set forth on Exhibit C attached hereto.



                                  ARTICLE IV.
                    REPRESENTATIONS AND WARRANTIES OF SELLERS

                Except as set forth in Sellers' Disclosure Schedule to the Agreement, Sellers hereby jointly and severally represent and warrant to Buyer that the statements contained in this Article IV are true and correct as of the date of this Agreement (unless otherwise indicated in such representation):

                4.1 Organization of Sellers. Each of the Sellers is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Sellers is duly qualified and in good standing as a foreign corporation in each of the jurisdictions where such qualification is required by law, except for the failure of which would not impair or otherwise affect Buyer's right to own and operate the Licenses or would not be reasonably likely to materially delay or materially impair Sellers' ability to consummate the transactions contemplated by this Agreement.

                4.2 Authority of Cricket and Leap; Enforceability.

                (a) Cricket has the full corporate power and authority to own the Salt Lake City License. Leap has the full corporate power and authority to own the Provo License. Each of Cricket and Leap has the full corporate power and authority to execute, deliver and perform this Agreement and any agreement, document or instrument executed and delivered pursuant to this Agreement or in connection with this Agreement. The execution, delivery and performance of this Agreement and any agreement, document or instrument executed and delivered pursuant to this Agreement or in connection with this Agreement by Cricket or Leap, as the case may be, has been duly authorized and approved by all necessary corporate action of Cricket or Leap, as the case may be.

                (b) This Agreement is the legal, valid and binding obligation of each of Cricket and Leap, enforceable against each of them in accordance with its terms except for the effect thereon of any applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting the rights of creditors generally, and general principles of equity.

                4.3 No Conflicts. Except for the FCC Consent and HSR Approval, neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated hereby nor compliance with or fulfillment of the terms, conditions and provisions hereof will:

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                (a) Violate or conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination, modification or cancellation or a loss of rights under, or require any notice to, authorization or approval of, filing with or consent under: (1) the certificate of incorporation or bylaws of Cricket or Leap; (2) any note, indenture, instrument, agreement, mortgage, lease, license, franchise, permit or other authorization, right restriction or obligation to which Cricket or Leap is a party or any of its properties is subject or by which Cricket or Leap is bound, except for the occurrence of which would not impair or otherwise affect Buyer's right to own and operate the Licenses or would not be reasonably likely to materially delay or materially impair Sellers' ability to consummate the transactions contemplated by this Agreement; (3) any Court Order to which Cricket or Leap is a party or by which it is bound; or (4) any Requirements of Laws affecting Cricket or Leap.

                (b) Require the approval, consent, authorization or act of, or the making by Cricket or Leap of any declaration, filing or registration with any Person.

                4.4 The Licenses; Build-Out of Licenses.

                (a) Each of the Sellers has all state, local and Federal Aviation Administration permits, licenses, franchises, variances, exemptions, orders, operating rights and other state, local and Federal Aviation Administration governmental authorizations, consents and approvals, if any, necessary to conduct their business as presently conducted, except for those the absence of which would not impair or otherwise affect Buyer's right to own and operate the Licenses or would not be reasonably likely to materially delay or materially impair Sellers' ability to consummate the transactions contemplated by this Agreement.

                (b) Sellers have performed as of the Effective Date, and will have performed as of the Closing Date, all of their respective obligations required to have been performed under the Licenses as of such dates. No event has occurred or condition or state of facts exists which constitutes or, after notice or lapse of time or both, would constitute a breach or default under the Licenses which permits or, after notice or lapse of time or both, would permit revocation or termination of the Licenses, or which might adversely affect the rights of Sellers under the Licenses. The Licenses are valid and in full force and effect. The Licenses may be assigned and transferred to Buyer in accordance with this Agreement and will continue in full force and effect thereafter, in each case (1) upon the release of the CPAN Security Interest, without the occurrence of any breach, default or forfeiture of rights thereunder, or (2) except for the FCC Consent and HSR Approval, without the consent, approval, or act of, or the making of any filing with, any Governmental Body. The Licenses
(i) were granted on the grant date specified on Exhibit A and (ii) expire on the expiration dates specified on Exhibit A.

                (c) Leap and Cricket have each submitted to the FCC a Form 601 dated July 12, 2001, FCC File Nos. 0000522884 and 0000522880, respectively, (each, a "Form 601") to timely notify the FCC of their satisfaction of the five- and ten-year construction benchmarks applicable to the Licenses as mandated by
Section 24.203 of the FCC rules. To the best of



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Sellers' knowledge, the factual assertions of the Sellers' in each Form 601 are true and correct in all material respects.

                (d) The FCC has consented to Cricket holding the Salt Lake City License. Leap is qualified under the FCC's rules and the Communications Act to hold and convey the Licenses.

                4.5 Title to Licenses. Leap has good and marketable title to the Provo License, free and clear of all Encumbrances. Cricket has good and marketable title to the Salt Lake City License, free and clear of all Encumbrances (except for the CPAN Security Interest). Upon delivery to Buyer on the Closing Date, Cricket and Leap will transfer to Buyer good and marketable title to the Licenses, subject to no indebtedness or Encumbrances.

                4.6 No Violation, Litigation or Regulatory Action. Except for the FCC Consent and HSR Approval, Sellers have complied in all material respects with all Requirements of Law which are applicable to the Licenses. As of the date hereof, Sellers have made all regulatory filings required, and paid all fees and assessments imposed, by any Governmental Body, and all such filings and the calculation of such fees, are accurate in all material respects, except where the failure to make such filing or pay such fees or assessments would not have a material adverse effect on the Licenses. There is no investigation, claim, action, suit or other proceeding pending or, to the best knowledge of Cricket or Leap, threatened against Cricket or Leap, relating to Cricket, Leap or the Licenses which, if adversely determined, would result in the revocation, cancellation, suspension or adverse modification of the Licenses, or which is reasonably likely to prevent the consummation of the transactions contemplated hereby, nor is Cricket or Leap aware of any reasonable basis for any such investigation, claim, action, suit or proceeding.

                4.7 No Finder. Except for Falkenberg Capital Corporation, to which any and all obligations relating to the sale of the Licenses hereunder will be satisfied solely by the Sellers, no broker or finder has acted on behalf of Cricket or Leap in connection with the transactions contemplated hereby.

                4.8 CPAN Note. To the best of Sellers' knowledge, CPAN has not assigned the CPAN Note. Leap is not in default under the CPAN Note or CPAN Security Agreement.

                                   ARTICLE V.
                     REPRESENTATIONS AND WARRANTIES OF BUYER

                Buyer hereby represent and warrant to Sellers that the statements contained in this Article V are true and correct as of the date of this Agreement (unless otherwise indicated in such representation):

                5.1 Organization of Buyer. Buyer is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware.

                5.2 Authority of Buyer; Enforceability.



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                (a) Buyer has the full limited liability company power and authority to execute, deliver and perform this Agreement and any agreement, document or instrument executed and delivered pursuant to this Agreement or in connection with this Agreement. The execution, delivery and performance of this Agreement and any agreement, document or instrument executed and delivered pursuant to this Agreement or in connection with this Agreement by Buyer have been duly authorized and approved by all necessary limited liability company actions on the part of Buyer. (b) This Agreement is the legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms except for the effect thereon of any applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting the rights of creditors generally, and general principles of equity.

                5.3 No Conflicts. Except for the FCC Consent and HSR Approval, neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated hereby nor compliance with or fulfillment of the terms, conditions and provisions hereof will:

                (a) Violate or conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination, modification or cancellation or a loss of rights under, or require any notice to, authorization or approval of, filing with or consent under: (1) the certificate of formation or operating agreement of Buyer; (2) any note, indenture, instrument, agreement, mortgage, lease, license, franchise, permit or other authorization, right restriction or obligation to which Buyer is a party or any of its properties is subject or by which Buyer is bound, except for the occurrence of which would not be reasonably likely to materially delay or materially impair Buyer's ability to consummate the transactions contemplated by this Agreement; (3) any Court Order to which Buyer is a party or by which it is bound; or (4) any Requirements of Laws affecting Buyer.

                (b) Require the approval, consent, authorization or act of, or the making by Buyer of any declaration, filing or registration with any Person.

                5.4 No Finder Fees. No broker or finder has acted on behalf of Buyer in connection with the transactions contemplated hereby.

                5.5 Litigation. There is no investigation, claim, action, suit or other proceeding pending or, to the knowledge of Buyer, threatened against Buyer, which is reasonably likely to prevent the consummation of the transactions contemplated hereby, nor is Buyer aware of any reasonable basis for any such investigation, claim, suit or proceeding.

                5.6 Qualification. Buyer (or its assignee in the event of an assignment pursuant to Section 12.4) is (i) legally qualified to hold and receive FCC licenses generally and (ii) assuming the satisfaction of the construction benchmarks applicable to the Licenses as mandated by Section 24.203 of the FCC rules, legally qualified to hold and receive the Licenses. Buyer (or its assignee in the event of an assignment pursuant to Section 12.4) is legally qualified to receive any authorization or approval from any state or local regulatory authority necessary for it to acquire the Licenses. Buyer (or its assignee in the event of an assignment pursuant to



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Section 12.4) is in compliance with Section 310(b) of the Communications Act, and all rules, regulations or policies of the FCC promulgated thereunder with respect to alien ownership.

                                  ARTICLE VI.
                        ACTION PRIOR TO THE CLOSING DATE

               The parties hereto covenant and agree to take the following actions between the date hereof and the Closing Date:

                6.1 Investigation by Buyer. Sellers shall furnish to Buyer or its authorized representatives such information concerning the Licenses and Sellers as shall be reasonably requested, including all such information as shall be necessary to enable Buyer or its authorized representatives to verify the accuracy of the representations and warranties contained in this Agreement, to verify that the covenants of Sellers contained in this Agreement have been complied with and to determine whether the conditions set forth in Article VIII have been satisfied. No investigation made by Buyer or its authorized representatives hereunder shall affect the representations and warranties of Sellers hereunder.

                6.2 Investigation by Sellers. Buyer shall furnish to Sellers or their authorized representatives such information concerning Buyer as shall be reasonably requested, including all such information as shall be necessary to enable Sellers or their authorized representatives to verify the accuracy of the representations and warranties contained in this Agreement, to verify that the covenants of Buyer contained in this Agreement have been complied with and to determine whether the conditions set forth in Article IX have been satisfied. No investigation made by Sellers or their authorized representatives hereunder shall affect the representations and warranties of Buyer hereunder.

                6.3 Preserve Accuracy of Representations and Warranties. Each of the parties hereto shall refrain from taking any action that would render any representation or warranty contained in this Agreement inaccurate in any material respect as of the Closing Date. Each party shall promptly notify the other in writing (a) of any action, suit or proceeding that shall be instituted or threatened against such party to restrain, prohibit or otherwise challenge the legality of any transaction contemplated by this Agreement, (b) of any development causing a breach of any of the representations and warranties of such party in Articles IV or V above, as applicable, or (c) of any lawsuit, claim, proceeding or investigation that may be threatened, brought, asserted or commenced against such party which would have been disclosed if such lawsuit, claim, proceeding or investigation had arisen prior to the date hereof. No disclosure by any party pursuant to this Section 6.3, however, shall be deemed to amend or supplement this Agreement or to prevent or cure any misrepresentation, breach of warranty or breach of covenant therein.

                6.4 Consents of Third Parties; Governmental Approvals.

                (a) Consents. Sellers will act diligently and reasonably to secure, before the Closing Date, any consent, approval or waiver, in form and substance reasonably satisfactory to Buyer, from any party as required to be obtained to assign the Licenses to Buyer or to otherwise satisfy the conditions set forth herein; provided that neither Cricket nor Leap shall make any



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agreement or understanding affecting the Licenses as a condition for obtaining any such consent, approval or waiver except with the prior written consent of Buyer. During the period prior to the Closing Date, Buyer shall act diligently and reasonably to cooperate with Sellers to obtain the consents, approvals and waivers contemplated by this Section 6.4(a); provided that Buyer shall have no obligation to offer or pay any consideration in order to obtain any such consent or approval (other than as provided in Section 2.3).

                (b) FCC Consents. Buyer and Sellers shall, as promptly as practicable following the date of this Agreement, but in no event later than ten
(10) business days, file with the FCC an FCC Form 603 (or other appropriate form) application seeking consent to assign the Licenses from Sellers to Buyer. The parties shall cooperate and use their respective reasonable efforts to prosecute such application to a favorable conclusion and shall each bear their own costs for such filings.

               (c) HSR Filing. As soon as reasonably practicable following the execution and delivery of this Agreement, but in no event later than fifteen
(15) business days, the parties will take such action, if any, as may be required to be taken by them under the HSR Act in connection with the transactions contemplated hereby. Each party will cooperate in the preparation of, and will file complete and accurate notification and report forms with respect to the transactions contemplated hereby, pursuant to the HSR Act and the rules and regulations promulgated thereunder, and will file on a timely basis such additional information and documentary materials as may be requested by any Governmental Body pursuant to the HSR Act. Each party will request early termination of the waiting period under the HSR Act. Each party shall promptly inform the other of any inquiries or communications from any such Governmental Body. Each party shall respond with reasonable diligence and dispatch to any request for additional information made in response to such filings. Each party shall pay its respective costs of compliance with the HSR Act, except that Buyer shall pay the Federal Trade Commission filing fee for any required filing under the HSR Act.

                                  ARTICLE VII.
                              ADDITIONAL AGREEMENTS

                7.1 Reasonable Efforts; Obligations of Buyer and Cricket. Subject to the terms and conditions herein, each of the parties hereto agrees to use all commercially reasonably efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable. In case at any time after the Closing any further action is reasonably necessary to carry out the purposes of this Agreement, the proper agents, officers and directors of each party hereto shall take such action.

                                 ARTICLE VIII.
                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER

               The obligations of Buyer under this Agreement shall be, at the option of Buyer, subject to the satisfaction of the conditions set forth below, on or prior to the Closing Date.



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These conditions are solely for the benefit of Buyer and may be waived by Buyer at any time in its sole discretion; provided, however, Buyer's election to waive the closing condition set forth in Section 8.5 shall not result in any failure or breach of any representation, warranty or covenant made by Leap or Cricket in this Agreement.

                8.1 No Misrepresentation or Breach of Covenants and Warranties. There shall have been no material breach by Sellers in the performance of any of their covenants and agreements herein; each of the representations and warranties of Sellers contained or referred to herein shall be true and correct in all material respects without regard to any inaccuracies described in the schedule, if any, to the certificate delivered by Sellers pursuant to Section 3.3(a) on the Closing Date as though made on and as of the Closing Date, except for changes therein specifically permitted by this Agreement or resulting from any transaction expressly consented to in writing by Buyer.

                8.2 No Restraint or Litigation. No action, suit, investigation or proceeding (except for any action, suit, investigation or proceeding relating to FCC matters, which shall be governed solely by the condition set forth in
Section 8.3) shall have been instituted to restrain or prohibit or otherwise challenge the legality or validity of the transactions contemplated hereby, or which would materially adversely affect the right of Buyer to own and control the Licenses following the Closing.

                8.3 FCC Consent and HSR Approval. The FCC shall have consented by Final Order to the assignment of the Licenses to Buyer, without any material adverse conditions imposed on Buyer as a condition to transfer. The applicable waiting period under the HSR Act, if applicable, shall have expired or been terminated.

                8.4 Necessary Consents. Sellers shall have delivered all third party consents required for Sellers to consummate the transaction contemplated by this Agreement.

                8.5 CPAN Security Interest. Leap shall have obtained the release of the CPAN Security Interest or otherwise received the written consent of CPAN to the sale of the Salt Lake City License free and clear to Buyer.

                8.6 Closing Deliveries. Each of the Sellers shall have made all of its Closing Deliveries described in Section 3.3.

               8.7 Unjust Enrichment. If the FCC makes a determination that Buyer is not a "small business" or is not otherwise eligible to receive the benefit of the 25% bidding credit that Sellers received in the FCC auction with respect to the Licenses or the FCC otherwise takes action to cause Sellers to refund to the FCC all or a portion of the 25% bidding credit which Sellers received in the FCC auction, then Sellers shall have (i) delivered to Buyer a copy of the FCC's written request with respect to such amounts required to be refunded as a result thereof, (ii) refunded such amounts to the FCC, and (iii) delivered to Buyer a copy of Sellers' wire transfer confirmation or other evidence of payment of such refund to the FCC.

                                  ARTICLE IX.
               CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLERS

               The obligations of Sellers under this Agreement shall be, at the option of Sellers, subject to the satisfaction of the conditions set forth below, on or prior to the Closing Date. These conditions are solely for the benefit of Sellers and may be waived by Sellers at any time in their sole discretion.

                9.1 No Misrepresentation or Breach of Covenants and Warranties. There shall have been no material breach by Buyer in the performance of any of its covenants and agreements herein; each of the representations and warranties of Buyer contained or referred to herein shall be true and correct in all material respects without regard to any inaccuracies described in the schedule, if any, to the certificate delivered by Buyer pursuant to Section 3.2(d) on the Closing Date as though made on and as of the Closing Date, except for changes therein specifically permitted by this Agreement or resulting from any transaction expressly consented to in writing by Cricket.

                9.2 No Restraint or Litigation. No action, suit, investigation or proceeding (except for any action, suit, investigation or proceeding relating to FCC matters, which shall be governed solely by the condition set forth in
Section 9.3) shall have been instituted to restrain or prohibit or otherwise challenge the legality or validity of the transactions contemplated hereby, or which would materially adversely affect the right of Buyer to own and control the Licenses following the Closing.

                9.3 FCC Consent and HSR Approval. The FCC shall have granted its consent by Final Order to transfer the Licenses from Sellers to Buyer, without any material adverse conditions imposed on Sellers as a condition to transfer. The applicable waiting period under the HSR Act, if applicable, shall have expired or been terminated.

                9.4 Closing Deliveries. Buyer shall have made all of its Closing Deliveries described in Section 3.2.

                                   ARTICLE X.
                                 INDEMNIFICATION

                10.1 Survival. All of the representations and warranties of the parties contained in Article IV or Article V shall survive the Closing hereunder (even if the other party knew or had reason to know of any misrepresentation or breach of warranty at the time of such Closing, unless the other party expressly waives in writing any such breach at or before the time of such Closing) and shall continue in full force and effect until the eighteen (18) month anniversary of the Closing Date, except that the representations and warranties set forth in Sections 4.2, 4.5, 5.2 and 5.6 shall survive the Closing and continue in full force and effect forever thereafter.

                10.2 Indemnification by Cricket and Leap. In the event (i) Cricket or Leap breaches (or in the event any third party alleges facts that, if true, would mean Cricket or Leap has breached) any of its representations, warranties, or covenants contained herein and, if there is an applicable survival period pursuant to Section 10.1 above and Buyer makes a written claim against Cricket or Leap, as the case may be, within such period, or (ii) in the event of any actual or threatened claim, action, suit or proceeding (including, without limitation, an FCC enforcement action) (a) against Buyer or any of its Affiliates arising from Sellers' ownership of the Licenses prior to the Closing or (b) arising out of, or based upon, any Excluded Liability, if such actual or threatened claim, action, suit or proceeding (including, without limitation, an FCC enforcement action) arises out of or results from Buyer's entering into this Agreement and consummating the transactions contemplated hereby, then Cricket and Leap shall jointly and severally indemnify Buyer and its Affiliates and their respective directors, officers, agents, successors and assigns from and against the entirety of any Losses or reasonable Expenses any such person may incur prior to, through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach), or such claim, action, suit or proceeding. For purposes of clause (ii)(b) of this Section 10.2, if any Excluded Liability also is a breach by Sellers of any of their representations, warranties or covenants contained in this Agreement, Buyer's right to indemnification, if any, in respect of such Excluded Liability shall be governed solely by the right to indemnification set forth in Section 10.2(i) and shall be subject to the limitations thereon included in this Article X.

                10.3 Indemnification by Buyer. In the event Buyer breaches (or in the event any third party alleges facts that, if true, would mean Buyer has breached) any of its representations, warranties, or covenants contained herein and, if there is an applicable survival period pursuant to Section 10.1 above and Cricket or Leap makes a written claim against Buyer within such period, or in the event of any actual or threatened claim, action, suit or proceeding (including, without limitation, an FCC enforcement action) against Cricket or Leap or any or their Affiliates arising from Buyer's ownership or operation of the Licenses following the Closing, then Buyer shall indemnify Cricket and Leap and their Affiliates and their respective directors, officers, agents, successors and assigns from and against the entirety of any Losses or reasonable Expenses any such person may incur prior to, through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach), or such claim, action, suit or proceeding.

                10.4 Certain Limitations. Notwithstanding any provision of any other Section of this Agreement to the contrary, the maximum aggregate liability of Sellers pursuant to their indemnification obligations under Section 10.2 shall not exceed One Hundred Forty Million Dollars ($140,000,000.00), and the maximum aggregate liability of Buyer pursuant to its indemnification obligations under Section 10.3 shall not exceed One Hundred Forty Million Dollars ($140,000,000.00). Notwithstanding the above, the limitation in the first sentence of this Section 10.4 shall not apply to (a) indemnification for any Excluded Liability under Section 10.2(ii)(b) or (b) indemnification for any breach by Sellers of any of the representations and warranties contained in
Section 4.2(a) or Section 4.5, but only if any such Excluded Liability or breach of representation or warranty that is referred to in clause (a) or clause (b) of this Section 10.4 does not arise out of or result from any challenge, action, suit, proceeding or other act that is either disclosed in this Agreement, or brought on or after the date of this Agreement, which challenges the right of either Seller to hold the Licenses under applicable FCC rules, laws or regulations. Further, notwithstanding the above, the limitation in the first sentence of this

Section 10.4 shall not apply to the indemnification rights of Sellers for Losses and reasonable Expenses resulting from any breach by Buyer of any of the representations and warranties contained in Section 5.2(a) or Section 5.6. Except (i) in the case of a willful breach of this Agreement or (ii) for consequential damages of a third party arising from any Excluded Liability (which consequential damages are paid by Buyer in respect of a judgment against Buyer, or a settlement by Buyer approved by Leap, and for which Sellers are obligated to indemnify Buyer pursuant to Section 10.2), no Indemnified Party (as defined below) shall be entitled to receive any special, punitive, incidental or consequential damages.

                10.5 Notice of Claims.

                (a) Any party (the "Indemnified Party") seeking indemnification under this Article X shall give to the party obligated to provide indemnification to such Indemnified Party (the "Indemnitor") a notice (a "Claim Notice") describing in reasonable detail the facts giving rise to any claim for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this Agreement or any agreement, document or instrument executed pursuant hereto or in connection herewith upon which such claim is based; provided, that a Claim Notice in respect of any action at law or suit in equity by or against a third Person as to which indemnification will be sought shall be given promptly after the action or suit is commenced; provided further that failure to give such notice shall not relieve the Indemnitor of its obligations hereunder except to the extent it shall have been prejudiced by such failure.

                (b) Subject to Section 10.4, after the giving of any Claim Notice pursuant hereto, the amount of indemnification to which an Indemnified Party shall be entitled under this Article X shall be determined: (i) by the written agreement between the Indemnified Party and the Indemnitor; or (ii) by an award from an arbitrator pursuant to Section 12.10 hereof or by a final judgment or decree of any court of competent jurisdiction upholding such an award from an arbitrator. Except as provided in the first sentence of Section 12.10, the parties shall proceed in the manner and subject to the limitations in this Article X with respect to all matters covered by Section 10.2 and Section
10.3. The Indemnified Party shall have the burden of proof in establishing the amount of Losses and Expenses suffered by it.

                10.6 Third Person Claims.

                (a) Subject to Section 10.6(b), the Indemnified Party shall have the right to conduct and control, through counsel of its choosing, the defense, compromise or settlement of any third Person claim, action or suit against such Indemnified Party as to which indemnification will be sought by any Indemnified Party from any Indemnitor hereunder, and in any such case the Indemnitor shall cooperate in connection therewith and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested by the Indemnified Party in connection therewith; provided, that the Indemnitor may participate, through counsel chosen by it and at its own expense, in the defense of any such claim, action or suit as to which the Indemnified Party has so elected to conduct and control the defense thereof; and provided, further, that the Indemnified

Party shall not, without the written consent of the Indemnitor (which written consent shall not be unreasonably withheld), pay, compromise or settle any such claim, action or suit, except that no such consent shall be required if, following a written request from the Indemnified Party, the Indemnitor shall fail, within fourteen (14) days after the making of such request, to acknowledge and agree in writing that, if such claim, action or suit shall be adversely determined, such Indemnitor has an obligation to provide indemnification hereunder to such Indemnified Party. Notwithstanding the foregoing, the Indemnified Party shall have the right to pay, settle or compromise any such claim, action or suit without such consent, provided that in such event the Indemnified Party shall waive any right to indemnity hereunder unless such consent is unreasonably withheld.

                (b) If any third Person claim, action or suit against any Indemnified Party is solely for money damages, then the Indemnitor shall have the right to conduct and control, through counsel of its choosing, the defense, compromise or settlement of any such third Person claim, action or suit against such Indemnified Party as to which indemnification will be sought by any Indemnified Party from any Indemnitor hereunder if the Indemnitor has acknowledged and agreed in writing that, if the same is adversely determined, the Indemnitor has an obligation to provide indemnification to the Indemnified Party in respect thereof, and in any such case the Indemnified Party shall cooperate in connection therewith and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested by the Indemnitor in connection therewith; provided, that the Indemnified Party may participate, through counsel chosen by it and at its own expense, in the defense of any such claim, action or suit as to which the Indemnitor has so elected to conduct and control the defense thereof. Notwithstanding the foregoing, the Indemnified Party shall have the right to pay, settle or compromise any such claim, action or suit, provided that in such event the Indemnified Party shall waive any right to indemnity therefor hereunder unless the Indemnified Party shall have sought the consent of the Indemnitor to such payment, settlement or compromise and such consent was unreasonably withheld, in which event no claim for indemnity therefor hereunder shall be waived.

                10.7 Amount of Indemnification Payments. In calculating any Loss or Expense there shall be deducted any insurance recovery in respect thereof (and no right of subrogation shall accrue hereunder to any insurer).

                                   ARTICLE XI.
                                   TERMINATION

                11.1 Termination. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated:

                (a) By the mutual written consent of Leap and Buyer;

                (b) By either Leap or Buyer upon written notice to the other, in the event the other party (the "Breaching Party") has materially breached its representations, warranties or covenants contained in this Agreement and failed to cure such breach within 30-days from the date of the Breaching Party's receipt of the Termination Notice specified in this subsection;

provided, however, that the party claiming such breach (i) is not itself in material breach of its representations, warranties or covenants contained herein, (ii) promptly notifies the Breaching Party in writing (the "Termination Notice") of its intention to exercise its rights under this Agreement as a result of the breach, and (iii) specifies in such Termination Notice the representation, warranty or covenant of which the Breaching Party is allegedly in material breach;

                (c) By either Leap or Buyer upon written notice to the other, upon the other party's filing, or the other party having filed against it and remaining pending for more than thirty (30) days, a petition under Title 11 of the United States Code or similar state law provision seeking protection from creditors or the appointment of a trustee, receiver or debtor in possession;

                (d) By either Leap or Buyer upon written notice to the other, if a court of competent jurisdiction or Governmental Body shall have issued an order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and non-appealable;

                (e) By either Leap or Buyer upon twenty (20) days' prior written notice of such termination, if the Closing shall not have occurred on or before the one (1) year anniversary of the Effective Date of this Agreement; or

               (f) By either Leap or Buyer upon written notice to the other, in the event of a determination described in the first paragraph of Seller's Disclosure Schedule, and Leap or Cricket have not remedied such determination within 120 days after the date of such determination.

               11.2 Effect of Termination. In the event of termination of this Agreement by either party, except as otherwise provided herein, all rights and obligations of the parties under this Agreement shall terminate without any liability of any party to any other party (except for any liability of any party then in breach of its covenants, representations or warranties hereunder). The provisions of Sections 11.2, 12.1, 12.3, 12.5, 12.6, 12.7, 12.8, 12.10, 12.11,
and 12.12 shall expressly survive the expiration or termination of this Agreement.

                                  ARTICLE XII.
                               GENERAL PROVISIONS

                12.1 Confidential Nature of Information. Each party will treat as confidential all documents, materials and other information which it shall have obtained regarding the other party during the course of the negotiations leading to the consummation of the transactions contemplated hereby (whether obtained before or after the date of this Agreement), the investigation provided for herein, and the preparation of this Agreement and other related documents, all in accordance with the terms of the Non-Disclosure Agreement ("NDA") dated March 6, 2001 by and between Leap and Buyer.

                12.2 No Public Announcement; Press Releases. No party shall, without the approval of the other, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that any such party shall be so obligated by law, in which case the other party shall be advised and the parties shall use their reasonable efforts to cause a mutually agreeable release or announcement to be issued; provided that the foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement, to comply with accounting and Securities and Exchange Commission disclosure obligations or applicable FCC disclosure obligations; and provided further Leap and Buyer each hereby consent to the other party issuing a press release in a mutually agreeable form with respect to this Agreement promptly after the execution of this Agreement.

                12.3 Notices. All notices, certifications, requests, demands, payments and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if by overnight delivery, by a nationally-recognized carrier; if by mail, by first class certified mail, postage prepaid, or delivered personally; or if sent by facsimile, with transmission confirmed by a printout from the facsimile machine and simultaneously followed by the original communications by first class certified mail, postage prepaid:

               If to Cricket or Leap:

               Leap Wireless International, Inc.
               Cricket Licensee IX, Inc.
               10307 Pacific Center Court
               San Diego, California 92121
               Attention:  Legal Department
               Telephone: (858) 882-6000
               Facsimile: (858) 882-6040

               If to Buyer:

               Cingular Wireless LLC
               5565 Glenridge Connector
               Atlanta, Georgia, 30342
               Attention:  Charles M. Nalbone
               Telephone: (404) 236-5540
               Facsimile:  (404) 236-5574

               With a copy to (which shall not constitute notice):

               Alston & Bird LLP
               One Atlantic Center
               1201 West Peachtree Street
               Atlanta, Georgia 30309-3424
               Attention: Bryan E. Davis

               Telephone: (404) 881-7000
               Facsimile: (404) 881-4777


or to such other address or addresses as may hereafter be specified by notice given by any of the above to the others. Notices given by United States certified mail as aforesaid shall be effective on the third business day following the day on which they were deposited in the mail. Notices delivered in person or by overnight courier shall be effective upon delivery. Notices given by facsimile shall be effective when transmitted, provided facsimile notice is confirmed by telephone and is transmitted on a business day during regular business hours.

                12.4 Successors and Assigns. The rights of any party under this Agreement shall not be assignable by such party hereto prior to the Closing without the written consent of the other party; provided, however, Buyer may, without the prior consent of Sellers, assign its rights hereunder to receive the Licenses to (a) any Affiliate of Buyer, (b) any successor of all or substantially all of Buyer's business by way of merger, consolidation, liquidation, purchase of assets of Buyer or other form of acquisition or other form of reorganization or (c) any lender of Buyer as collateral, but no such assignment shall relieve Buyer of any of its obligations to Sellers hereunder; and provided further, each Seller may, without the prior consent of Buyer, assign to any successor of all or substantially all of such Seller's business by way of merger, consolidation, liquidation, purchase of assets of such Seller or other form of acquisition or other form of reorganization, its rights hereunder to sell the Licenses, but no such assignment shall relieve Sellers of any of their obligations to Buyer hereunder. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

                12.5 Entire Agreement; Amendments. Except for the NDA referenced in Section 12.1, which shall continue in full force and effect and shall be binding upon the parties for the full length of its terms, this Agreement and the Exhibits and Schedules referred to herein (which are incorporated herein and made a part of this Agreement by reference) and the documents delivered pursuant hereto contain the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersede all prior agreements or understandings among Buyer and Sellers, with respect to the transactions contemplated herein. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by authorized representatives of Buyer and Sellers.

                12.6 Waivers. Any failure of Buyer or Sellers to comply with any obligation, covenant, agreement or condition herein may be waived by the other party only by a written instrument signed by Buyer or Sellers, as applicable, granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                12.7 Expenses. Except as otherwise set forth in this Agreement, each party hereto will pay all of its own costs and expenses incident to its negotiation and preparation of this Agreement and the consummation of the transactions contemplated hereby, including the fees, expenses and disbursements of its counsel and advisors. In the event any party shall bring an action or arbitration in connection with the performance, breach or interpretation of this Agreement, the prevailing party in any such action or arbitration shall be entitled to recover from the losing party all reasonable costs and expenses of such action or arbitration, including attorneys' fees.

                12.8 Partial Invalidity; Construction. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such provision or provisions or any other provisions hereof, unless such a construction would be unreasonable; provided, however, that if the removal of such offending term or provision materially alters the burdens or benefits of any of the parties under this Agreement, the parties agree to negotiate in good faith such modifications to this Agreement as are appropriate to ensure the burdens and benefits of each party under such modified Agreement are reasonably comparable to the burdens and benefits originally contemplated and expected. The parties agree that this Agreement shall be construed neutrally, without regard to the party responsible for its preparation.

                12.9 Execution in Counterparts. This Agreement may be executed in one or more counterparts which may be delivered by facsimile, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to each of the other parties hereto.

                12.10 Resolution of Disputes. Except with respect to a breach of the obligations of confidentiality and actions detrimental to the assignment and acquisition of the Licenses contemplated hereunder, as to which the non-breaching party shall have the right to seek from any court of proper jurisdiction specific performance, injunctive remedy or other equitable remedies, any dispute, claim or controversy arising under this Agreement or in any way related to this Agreement, or its interpretation, enforceability or inapplicability (including the issue of whether or not the arbitrator has jurisdiction to decide any particular dispute, controversy or claim) will be submitted to binding arbitration at the election of either Buyer or Leap. The arbitration shall be conducted by a single arbitrator experienced in the nature of the commercial matters at issue and selected by Leap and Buyer in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in New York City in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration award shall be in writing and shall be final and binding, and judgment on the award may be entered in any court having jurisdiction thereof.

                12.11 Governing Law. This Agreement shall be governed by, enforced and construed in accordance with the laws of the State of New York, without regard to choice of law principles.

                12.12 Specific Performance. Notwithstanding anything herein to the contrary, if Buyer or Sellers fail to perform any of its obligations under this Agreement, the aggrieved party shall have the right, in addition to all other rights or remedies, to specific performance of the terms hereof.

                12.13 Headings. Subject headings are included for convenience only and shall not effect the interpretation of any provisions of this Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

LEAP:                                             BUYER:

Leap Wireless International, Inc.                 Cingular Wireless LLC


By:  /s/ HARVEY P. WHITE                          By: /s/ MARK L. FEIDLER
        -------------------                          -------------------
Name: Harvey P. White                             Name: Mark L. Feidler
Its:  Chief Executive Officer                     Its:  Chief Operating Officer


CRICKET:

Cricket Licensee IX, Inc.


By:  /s/ HARVEY P. WHITE
     -------------------
Name: Harvey P. White
Its:  Chief Executive Officer

                                    EXHIBIT A
                                    LICENSES


------------------------------------------------------------------------------------------------
                     FCC                            CHANNEL BLOCK/
SELLER      BTA    LICENSE #      MARKET NAME             MHZ          GRANT DATE    EXP. DATE
------------------------------------------------------------------------------------------------
Cricket    399    WPOK600     Salt Lake City, UT      C1/15 MHz          7/22/99       7/22/09
Leap       365    WPOK595     Provo, UT               C1/15 MHz          7/22/99       7/22/09

                                    EXHIBIT B

                      ASSIGNMENT AND ASSUMPTION OF LICENSES

        This ASSIGNMENT AND ASSUMPTION OF LICENSES dated as of _________, 2001 is by and between Leap Wireless International, Inc., a Delaware corporation ("Leap"), Cricket Licensee IX, Inc., a Delaware corporation and a wholly-owned subsidiary of Leap ("Cricket", Leap and Cricket are each, an "Assignor"), and Cingular Wireless LLC, a Delaware limited liability company ("Assignee").

        WHEREAS, the Agreement for Purchase and Sale of Licenses dated as of July 30, 2001 (the "Purchase Agreement") by and among the Leap, Cricket and Assignee provides for, among other things, the assignment and sale to Assignee from each Assignor certain licenses for good and valuable consideration in the amount and on the terms and conditions provided therein;

        WHEREAS, the Wireless Telecommunications Bureau of the Federal Communications Commission approved by public notice released ________, 2001 the application to assign the Licenses (as defined below) from each Assignor to the Assignee; and

        WHEREAS, the parties hereto now desire to carry out the intent and purpose of the Purchase Agreement by, among other things, each Assignor's execution and delivery of this instrument evidencing the sale, conveyance, assignment, transfer and delivery to the Assignee of all of the Assignor's right, title and interest in and to the Licenses (as defined below).

       NOW THEREFORE, the parties hereby agree as follows:

        1. Each Assignor hereby assigns and transfers to the Assignee, its successors and assigns, effective as of the date hereof, the respective license and authorization issued by the Federal Communications Commission listed on Exhibit A attached hereto (the "Licenses"), and all of the Assignor's right, title and interest therein and thereto.

        2. The Assignee hereby accepts from each Assignor the assignment and transfer of the Licenses and all of the Assignor's right, title and interest therein and thereto, free and clear of all Encumbrances.

        3. This Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of laws.

        4. This Assignment and Assumption may be signed in counterpart originals and delivered by facsimile, which collectively shall have the same legal effect as if all signatures had appeared on the same document.

        5. Notwithstanding any other provisions of this Assignment and Assumption to the contrary, nothing contained herein shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions, including the warranties, covenants, agreements, conditions, representations or, in general any of the rights and remedies, and any of the obligations and indemnifications of the parties set forth in the Purchase Agreement nor shall this Assignment and assumption expand or enlarge any remedies under the Purchase Agreement. This Assignment and Assumption is intended only to effect the assignment of the Licenses pursuant to the Purchase Agreement and shall be governed entirely in accordance with the terms and conditions of the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the meaning given to them in the Purchase Agreement.

        IN WITNESS WHEREOF, this assignment has been signed by the Assignee and the Assignor as of the date set forth above.

                                    ASSIGNOR:

                                    Leap Wireless International, Inc.


                                    By: ________________________
                                        Name:
                                        Title:

                                    Cricket Licensee IX, Inc.


                                    By: ________________________
                                         Name:
                                         Title:

                                    ASSIGNEE:

                                    Cingular Wireless LLC

                                    By: ________________________
                                        Name:
                                        Title: